UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2004

                        CINCINNATI FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

            Ohio                        0-4604                    31-0746871
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

          6200 S. Gilmore Road, Fairfield, Ohio                   45014-5141
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code    (513) 870-2000

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure. On September 9, 2004, Cincinnati Financial Corporation issued the attached news release titled "Cincinnati Financial Gearing Up for Continued Growth in Insurance Business." The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

      Exhibit 99.1 - News release dated September 13, 2004, "Cincinnati Financial Gearing Up for Continued Growth in Insurance Business"

                                   Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CINCINNATI FINANCIAL CORPORATION
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Date September 13, 2004
                                                /s/ Kenneth W. Stecher
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                                                Kenneth W. Stecher
                                                Chief Financial Officer,
                                                Senior Vice President,
                                                Secretary and Treasurer
                                                (Principal Accounting Officer)